AFL-CIO Housing Investment Trust
Helping Build New York City - The Union Way July 2019

The AFL-CIO Housing Investment Trust builds on 35 years of experience investing union capital responsibly to deliver competitive returns to its participants while generating union construction jobs, affordable housing, and economic and fiscal impacts that benefit the communities where union members live and work.

The New York area is a strong market for the HIT. Since inception, the HIT has invested $1.7 billion to help finance 66 projects with total development investment of $3.6 billion. These projects have built or preserved nearly 41,495 housing units and created an estimated 20.1 million hours of union construction work.*

Economic and Fiscal Impacts of the HIT-Financed Projects in New York City
In 2018 Dollars, Since Inception*

$3.6B total economic benefits

$1.6B personal income

20,621 total jobs across industry segments

10,016 union construction jobs, 20.1M hours of work

$241.8M state and local tax revenue generated

Betances Senior Apartments: The HIT provided $52 million of financing for the new construction of the 152-unit, Betances Senior Apartments in the Bronx, creating an estimated 317 union construction jobs.

Electchester Housing Companies: The HIT provided $49 million for rehabilitation work at the 2,399-unit Electchester Housing Companies in Queens, creating an estimated 175 union construction jobs.

*Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and subsidiary Building America project data. The data is current as of June 30, 2019. Economic impact data is in 2018 dollars and all other figures are nominal.

Projects in the New York City Area in the Last 10 Years 2009-1Q 2019*

In the past 10 years, the HIT has invested over $1 billion in 36 projects with a total development investment of $2.6 billion. These projects are creating an estimated 11 million hours of union construction work.

Project	Location	Total Units	Affordable Units	HIT Investment	TDC
Mitchell-Lama Pool: Cadman Tower	Brooklyn	422	422	$8,051,087	$ 8,051,087
Mitchell-Lama Pool: East Midtown Plaza	Manhattan	746	746	$5,951,632	$ 5,951,632
Mitchell-Lama Pool: Goodwill Terrace	Queens	208	208	$1,028,425	$1,028,425
Mitchell-Lama Pool: Ruppert House Coop	Manhattan	652	652	$5,829,209	$ 5,829,209
Mitchell-Lama Pool: Tower West	Manhattan	217	217	$1,139,647	$1,139,647
The Dempsey	Manhattan	80	80	$15,000,000	$26,363,400
The Douglass - Building C	Manhattan	70	70	$9,500,000	$31,200,759
CUNY Graduate Center Housing	Manhattan	77	12	$9,832,000	$28,766,797
Elizabeth Seton Pediatric Center	Yonkers	137	137	$100,000,000	$115,557,020
Lands End II	Manhattan	490	488	$90,000,000	$175,000,000
NYCHA Bonds: The Bay View	Brooklyn	1,610	1,610	$5,275,446	$60,973,580
NYCHA Bonds: The Boulevard	Brooklyn	1,423	1,423	$9,615,000	$12,500,000
NYCHA Bonds: The Stapleton	Staten Island	693	693	$6,414,554	$29,621,000
Penn South Cooperative	Manhattan	2,820	2,820	$134,000,000	$151,000,000
The Renaissance	Manhattan	241	180	$12,500,000	$28,000,000
Electchester Housing Companies	Queens	2,399	2,399	$49,000,000	$49,000,000
Amalgamated Warbasse Houses	Brooklyn	2,583	2,583	$89,000,000	$89,000,000
New York Presbyterian Hospital	Manhattan	-	-	$40,000,000	$71,680,000
HDC Mitchell-Lama Pool: Kingsbridge Arms	Bronx	105	105	$658,119	$3,570,000
HDC Mitchell-Lama Pool: Scott Tower	Bronx	352	352	$2,405,108	$13,270,000
HDC Mitchell-Lama Pool: Woodstock Terrace	Bronx	319	319	$1,936,773	$10,391,000
Hunter's Point South - Building A	Queens	619	619	$8,265,000	$232,950,050
Penn South Cooperative (Supp. Financing)	Manhattan	-	-	$45,000,000	$45,000,000
Harry Silver Housing Corporation	Brooklyn	288	288	$8,000,000	$8,000,000
Hunter’s Point South – Building B	Queens	306	306	$5,000,000	$16,025,000
Stevenson Commons	Bronx	379	379	$980,000	$60,860,000
33 Bond Street (2016 Bonds)	Brooklyn	144	144	$18,300,000	$54,320,000
606 West 57th St. (2016 Bonds)	Manhattan	206	206	$31,000,000	$108,742,105
Elizabeth Seton Pediatric Center II	Yonkers	32	32	$18,300,000	$21,130,584

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Projects in the New York City Area in the Last 10 Years 2009-2Q 2019*

Project	Location	Total Units	Affordable Units	HIT Investment	TDC
Penn South Cooperative (2017)	Manhattan	2,820	2,820	$55,000,000	$191,000,000
33 Bond Street (2017 Bonds)	Brooklyn	491	-	$20,000,000	$287,120,000
606 West 57th St. (2017 Bonds)	Manhattan	476	20	$20,000,000	$275,384,620
1490 Southern Boulevard	Bronx	115	115	$35,000,000	$59,120,711
606 West 57th St. (2018 Bonds)	Manhattan	266	32	$30,000,000	$153,157,894
The Ludlow	Manhattan	243	62	$75,058,000	$75,058,000
Betances Senior Housing	Bronx	152	152	$52,000,000	$98,000,000
TOTAL (2009 - Present)		22,181	20,691	$1,019,040,000	$2,603,762,520

* Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and subsidiary Building America project data. The data is current as of June 30, 2019. Economic impact data is in 2018 dollars and all other figures are nominal.

Investors should consider the HIT’s investment objectives, risks and expenses carefully before investing. A prospectus containing more complete information may be obtained from the HIT by calling the Marketing and Investor Relations Department collect at 202-331-8055 or by viewing the HIT’s website at www.aflcio-hit.com. The prospectus should be read carefully before investing.

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